UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported):	May 19, 2025

IES Holdings, Inc.

Delaware	001-13783	76-0542208
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

2 Riverway, Suite 1730 Houston, Texas 77056
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 860-1500

 Check the appropriate box below if the From 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IESC	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Chief Executive Officer and Member of the Board

On May 19, 2025, IES Holdings, Inc. (the “Company”) announced that the Board of Directors of the Company (the “Board”) appointed Matthew J. Simmes as the Company’s President and Chief Executive Officer and as a member of the Board, effective July 1, 2025, succeeding Jeffrey L. Gendell. Mr. Gendell will continue to serve as Chairman & Chief Executive Officer until July 1, 2025, at which point he will become Executive Chairman of the Board.

Mr. Simmes currently serves as the Company’s President and Chief Operating Officer, a position he has held since December 2023.
Information regarding Mr. Simmes’ age, background, business experience and compensation is incorporated by reference from the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on January 7, 2025 (the “Proxy Statement”). Mr. Simmes does not have family relationships with any member of the Board or executive officer of the Company. Alison Simmes, Interim Vice President, Finance of the Company’s Residential segment, is the spouse of Mr. Simmes and during fiscal year 2024 received compensation of approximately $502,380, including salary, non-equity incentive compensation, equity incentive awards that vested during the year, health and welfare coverage and 401(k) plan matching contributions.
There are no arrangements or understandings between Mr. Simmes and any other person pursuant to which he was selected to serve as Chief Executive Officer and Director of the Company.

Any material changes or amendments to Mr. Simmes’ or Mr. Gendell’s compensation arrangements in connection with the changes described above have not yet been determined. In accordance with Instruction 2 to Item 5.02 of Form 8-K, the Company intends to file an amendment to this Current Report on Form 8-K if and when such information is available.

Item 7.01    Regulation FD Disclosure.

On May 19, 2025, the Company issued a press release announcing Mr. Simmes’ appointment as Chief Executive Officer of the Company and Mr. Gendell’s transition to Executive Chairman. The press release is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
99.1 —	Press Release Dated May 19, 2025
104 —	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IES HOLDINGS, INC.

Date:	May 19, 2025	By: /s/ Mary K. Newman
Name: Mary K. Newman
Title: General Counsel and Corporate Secretary